EXHIBIT 99.2

Page 1

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Income Statement

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($ millions except per share data)                      2002       2001
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Revenues                                              14,955     14,918
Revenue Net Fuel                                       9,693      9,828
EBIT                                                   3,679      3,503
Net Income                                             1,440      1,428
Avg. Shares - Diluted (millions)                         325        322
EPS - Diluted ($)                                       4.44       4.43
One-Time Adjustments                                    0.39       0.06
EPS from Operations ($)                                 4.83       4.49

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Page 2

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Balance Sheet

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($ millions)                                             2002             2001
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Total Long-Term Debt                                   13,127           12,879
Notes Payable                                             681              360
Notes Payable - Related Party                             534                -
Long-Term Debt Due within 1 Year                        1,402            1,406
Total Debt                                             15,744           14,645
Transition Bonds Included in Total Debt                 6,237            6,880
Preferred Securities of Subs.                             595              613
Total Shareholders' Equity                              7,742            8,102
Total Capital                                          24,081           23,360
ROE                                                     18.2%            18.6%
Total Debt/Total Capital                                  65%              63%
Total Debt/Total Cap. ex Trans. Bonds                     53%              47%

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Page 3

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Cash Flow

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($ millions)                                             2002       2001
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Net Cash Flows from Operations                          3,614      3,615

Capital Expenditures                                  (2,150)    (2,088)
Acquisitions                                            (445)       (30)
Proceeds - Nuclear Decomm. Trust                        1,612      1,624
Investment - Nuclear Decomm. Trust                    (1,824)    (1,863)
Other                                                     269       (35)
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Net Cash Flows Used in Investing                      (2,538)    (2,392)
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Issuance of Long-Term Debt                              1,223      2,270
Retirement of Long-Term Debt                          (2,134)    (1,860)
Change in Short-Term Debt                                 321    (1,013)
Common Dividends Paid                                   (563)      (583)
Other                                                      61       (78)
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Net Cash Flows Used in Financing                      (1,092)    (1,264)
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Change in Cash and Cash Equiv.                           (16)       (41)
Cash and Cash Equiv. - Beginning                          485        526
Cash and Cash Equiv. - Ending                             469        485

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Page 4

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Cash Flow - 2003 Forecast

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($ millions)                                                    2003 Estimate*
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Net Income**                                                        1,600
Pension Contribution                                                (350)
Non-cash adjustments, Working Cap. changes, Decomm., etc.           2,050
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Net Cash Flows from Operations                                      3,300
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Cap Ex including Nuclear Fuel
   ComEd                                                 (720)
   PECO                                                  (270)
   Genco                                                 (960)
   Enterprises                                           (30)
   Corporate and Other                                   (30)
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Net Cash Flows Used in Investing Activities                        (2,010)
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Transition Bond Payments                                            (580)
Common Dividends                                                    (600)
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Net Cash Flows Used in Financing Activities                        (1,180)
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Increase in Cash                                                     110
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*Excludes impact of potential asset transactions
**Excludes cumulative effect of change in accounting principle (FAS 143).


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Page 5

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Overview of Generation Assets and Investments

Our generation assets and investments at 1/1/03 consist of the following:

Type of Capacity                                        Capacity (MW)
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Owned Generation Assets (1)
   Nuclear                                                 14,547
   Fossil                                                   8,210
   Hydro                                                    1,584
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                                                           24,341

Long-Term Contracts                                        13,900
AmerGen (2)                                                 1,241
Sithe (2)                                                     659
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Available Resources                                        40,141
Under Construction or in Advanced Development (1)           2,536
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             Total Resources                               42,677
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(1) Based on Generation's  ownership,  includes  Exelon New England plants.
(2) Based on Generation's ownership.


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Page 6

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2003 EPS Guidance:  $4.80-$5.00

[This slide is a waterfall chart entitled "Expected EPS Drivers" starts with "2002 Actual" EPS of $4.44, adds a net EPS gain of $0.39 from "AT&T Wireless Sale/SFAS 142/Severance", and illustrates that Exelon expects the following drivers to add or subtract from EPS, as indicated, to reach $4.94-$4.99:

$4.44 (2002 Actual) + $0.39 (AT&T Wireless Sale/SFAS 142/Severance) - $0.08 (Weather) + $0.25 (Midwest Gen) + $0.11 (Fewer Nuclear Refueling Outages) - $0.07 (FAS 143) - $0.20 (Exelon New England / Sithe Energies) - $0.24 (Pension/Other Post-Retirement Benefit Costs) + $0.16 (Enterprises Breakeven) + $0.13 (Interest Savings) + $0.05-$0.10 (Delivery Sales Growth) = $4.94-$4.99.

On the right side of the chart, the chart identifies additional "Risks and Opportunities" that Exelon expects may affect EPS as follows:]

Cost Management Initiative Carryover +
Higher Market Prices +
Economic/Political Environment -
The Exelon Way +